SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

ARRHYTHMIA RESEARCH TECHNOLOGY, INC.
(Name of Registrant as Specified in its Charter)

N/A
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 240-0-11 and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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To the Stockholders of Arrhythmia Research Technology, Inc.:

You are cordially invited to attend the Annual Meeting of Stockholders of Arrhythmia Research Technology, Inc. on Thursday, August 15, 2013.  The Annual Meeting will begin at 10:00 a.m. local time at Four Points Sheraton, 99 Erdman Way, Leominster, Massachusetts
.

We are pleased to again be using the U.S. Securities and Exchange Commission rule that allows us to furnish our proxy materials over the Internet.  As a result, we are mailing to our stockholders a Notice of Internet Availability ("Notice") instead of paper copies of our Proxy Statement and 2012 Annual Report on Form 10-K and Quarterly Report on Form 10-Q for the quarter ended March 31, 2013.  The Notice contains instructions on how to access these documents via the Internet.  The Notice also contains instructions on how you can receive a paper copy of our proxy materials, including this Proxy Statement, our 2012 Annual Report on Form 10-K, the Quarterly Report on Form 10-Q and a proxy card.  Stockholders who request paper copies of proxy materials will receive them by mail.  This process will conserve natural resources and reduce the costs of printing and distributing our proxy materials to our stockholders.

Because it is important that your shares be voted at the Annual Meeting, we urge you to complete, date and sign a proxy card and return it as promptly as possible, whether or not you plan to attend in person.  If you are a stockholder of record and do attend the annual meeting and wish to vote your shares in person, even after returning your proxy, you still may do so.

We appreciate your continued support of and interest in Arrhythmia Research Technology, Inc. and are working hard to build a company that we are all proud to own.

We look forward to seeing you in Leominster, Massachusetts on August 15, 2013.

Very truly yours,
By: /s/ E.P. Marinos
E. P. Marinos
Chairman of the Board

June 28, 2013

ARRHYTHMIA RESEARCH TECHNOLOGY, INC.
25 Sawyer Passway
Fitchburg, MA 01420

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held Thursday, August 15, 2013

TO THE STOCKHOLDERS OF ARRHYTHMIA RESEARCH TECHNOLOGY, INC.:

NOTICE IS HEREBY GIVEN that the 2013 Annual Meeting of Stockholders of Arrhythmia Research Technology, Inc., a Delaware corporation (the “Company”), will be held at Four Points Sheraton, 99 Erdman Way, Leominster, Massachusetts
, on Thursday, August 15, 2013, at 10:00 a.m., local time, for the following purposes, as described in our Proxy Statement:

1.	To re-elect two Class III directors to hold office for three years until the 2016 annual meeting and until their successors are duly elected and qualified.

2.	To approve the non-binding advisory vote on executive compensation ("say-on-pay").

3.	To approve the advisory vote on the frequency of the advisory vote on executive compensation ("say-on-pay" votes).

4.	To ratify the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm.

5.
To consider and vote on a proposal to authorize the Board of Directors to adjourn the Annual Meeting to a later date or dates, if necessary, to allow time for further solicitation of proxies, in the event there are insufficient votes present in person or represented by proxy at the Annual Meeting to approve the proposals.

6.	To transact any other business which may properly be brought before the Annual Meeting or any adjournment or postponement thereof.
All stockholders are cordially invited to attend the Annual Meeting of Stockholders.  Only stockholders of record of the Company at the close of business on June 24, 2013 are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.  A complete list of these stockholders will be open for the examination of any stockholder of record during ordinary business hours at the Company's principal executive offices located at 25 Sawyer Passway, Fitchburg, Massachusetts for a period of ten days prior to the Annual Meeting.  The list will also be available for the examination of any stockholder present at the Annual Meeting.
If you are a holder of record and plan to attend the Annual Meeting in person, please bring photo identification. If your shares are held in the name of a broker, bank or other nominee, please bring with you photo identification and a letter from the broker or other nominee confirming your ownership as of the record date. If you wish to vote your shares at the meeting, the broker, bank or other nominee must provide you with a proxy or power of attorney.
Your vote is important.  Your prompt response will also help reduce proxy costs and will help you avoid receiving follow-up telephone calls or mailings.  Please vote as soon as possible.  Also, the Company has elected to take advantage of the Securities and Exchange Commission rules that allow the Company to furnish proxy materials to you and other stockholders on the Internet.

By Order of the Board of Directors,
ARRHYTHMIA RESEARCH TECHNOLOGY, INC.
/s/ Derek T. Welch
Derek T. Welch
Secretary
Fitchburg, Massachusetts
June 28, 2013

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON AUGUST 15, 2013, THE PROXY STATEMENT AND ANNUAL REPORT ARE AVAILABLE AT WWW.CSTPROXY.COM/ARTHRT/2013.

TABLE OF CONTENTS

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why did you furnish me with this proxy statement?
Why are you making these materials available over the Internet rather than mailing them?
How can I have printed copies of the proxy materials mailed to me?
What proposals will be addressed at the Annual Meeting?
Who may vote on these proposals?
How many votes do I have?
What is the quorum requirement?
Why would the annual meeting be adjourned?
How do I vote by proxy?
How do I vote in person?
May I revoke my proxy?
What vote is required to approve each proposal?
Are there any dissenters’ rights of appraisal?
Who bears the cost of soliciting proxies?
Where are the Company’s principal executive offices?
How can I obtain additional information about the Company?

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS

CORPORATE GOVERNANCE

REPORT OF THE AUDIT COMMITTEE

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

AUDIT FEES SUMMARY

PROPOSALS RECOMMENDED FOR CONSIDERATION BY STOCKHOLDERS
PROPOSAL 1 - ELECTION OF DIRECTORS
PROPOSAL 2 - ADVISORY VOTE ON EXECUTIVE COMPENSATION
PROPOSAL 3 - ADVISORY VOTE ON FREQUENCY OF ADVISORY VOTE ON EXECUTIVE COMPENSATION
PROPOSAL 4 - RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PROPOSAL 5 - AUTHORIZATION TO ADJOURN THE ANNUAL MEETING

ADDITIONAL INFORMATION
    APPENDIX I : Proxy Card

ARRHYTHMIA RESEARCH TECHNOLOGY, INC.

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

To be held August 15, 2013

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

WHY DID YOU FURNISH ME WITH THIS PROXY STATEMENT?
This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Arrhythmia Research Technology, Inc., a Delaware corporation (the “Company”), for use at the Annual Meeting of the Company’s stockholders to be held at Four Points Sheraton, 99 Erdman Way, Leominster, Massachusetts, on August 15, 2013 at 10:00 a.m., local time, and at any adjournments or postponements of the Annual Meeting.  This proxy statement summarizes the information you need to make an informed vote on the proposals to be considered at the Annual Meeting.  However, you do not need to attend the Annual Meeting to vote your shares.  Instead, you may simply complete, sign and return a proxy card.
WHY ARE YOU MAKING THESE MATERIALS AVAILABLE OVER THE INTERNET RATHER THAN MAILING THEM?
Under the "Notice and Access Rule" that the Securities and Exchange Commission (the "SEC") has adopted, we are again this year furnishing proxy materials to our stockholders on the Internet rather than mailing printed copies of those materials to each stockholder.  This will help us conserve natural resources and it will save postage, printing and processing costs.  If you received a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed copy of our proxy materials unless you specifically request one.  Instead, the Notice of Internet Availability will instruct you about how you may (1) access and review the Company's proxy materials on the Internet and (2) access your proxy card to vote on the Internet.  We anticipate that we will mail the Notice of Internet Availability to our stockholders on or about July 5, 2013.
The Proxy Materials are available at www.CSTPROXY.COM/ARTHRT/2013. Enter the 12-digit control number located on the Notice of Internet Availability or proxy card.
HOW CAN I HAVE PRINTED COPIES OF THE PROXY MATERIALS MAILED TO ME?
Instructions for requesting a paper copy of the proxy materials are set forth on the Notice of Internet Availability.
WHAT PROPOSALS WILL BE ADDRESSED AT THE ANNUAL MEETING?
The following proposals will be addressed at the Annual Meeting:

1.	The re-election of two Class III directors to serve for three years, each as identified below;

2.	To approve a non-binding advisory vote on executive compensation ("say-on-pay").

3.	To approve the advisory vote on the frequency of the advisory vote on executive compensation ("say-on-pay" votes).

4.	The ratification of the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm;

5.	The authorization to adjourn the Annual Meeting to a later date or dates if there are insufficient votes to approve the proposals; and

6.	Transaction of such other business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.
Our Board of Directors has taken unanimous affirmative action with respect to each of the foregoing proposals and recommends that the stockholders vote in favor of each of the proposals.
WHO MAY VOTE ON THESE PROPOSALS?
Stockholders who owned shares of the Company’s voting stock at the close of business on June 24, 2013 (the “Record Date”) are entitled to vote at the Annual Meeting on all matters properly brought before the Annual Meeting.
On the Record Date, the Company had 2,704,239 shares of issued and outstanding common stock, par value $0.01 per share (“Common Stock”).
HOW MANY VOTES DO I HAVE?
Each share of Common Stock is entitled to one vote on each matter presented at the Annual Meeting.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?
The Board unanimously recommends that stockholders vote "FOR" each of the two Class III nominees for director, "FOR" the non-binding advisory proposal regarding the Company's executive compensation, "FOR" the option that the say on pay proposal be considered every two years, "FOR" the ratification of the appointment of Grant Thornton LLP as independent auditors and "FOR" the authorization to adjourn the Annual Meeting to a later date or dates if there are insufficient votes present in person or represented by proxy at the Annual Meeting to approve the proposals.
WHAT IS THE QUORUM REQUIREMENT?
A quorum of stockholders is necessary to hold a valid meeting.  A quorum will be present if at least a majority of the outstanding shares are represented by stockholders present at the Annual Meeting or by proxy.  On the Record Date, there were 2,704,239 shares outstanding and entitled to vote.  Thus, 1,352,120 shares must be represented by stockholders present at the meeting or by proxy to have a quorum.
Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Annual Meeting.  Abstentions and broker non-votes will be counted towards the quorum requirement.  A broker non-vote occurs when a broker holding shares for a beneficial owner votes on one proposal but does not vote on another proposal because, in respect of such other proposal, the broker does not have discretionary voting power and has not received instructions from the beneficial owner.  If there is no quorum, the chairman of the meeting or a majority of the votes present at the meeting may adjourn the meeting to another date.
WHY WOULD THE ANNUAL MEETING BE ADJOURNED?
     The Annual Meeting may be adjourned if a quorum is not present or to allow time for further solicitation of proxies in the event there are insufficient votes present in person or represented by proxy to approve the proposals.
     For purposes of determining whether the stockholders have approved matters other than the election of directors, abstentions are treated as shares present or represented and voting, so abstaining has the same effect as a negative vote.  Shares held by brokers who do not have discretionary authority to vote on a particular matter and who have not received voting instructions from their customers are not counted or deemed to be present or represented for the purpose of determining whether stockholders have approved that matter, but they are counted as present for the purpose of determining the existence of a quorum at the Annual Meeting.
HOW DO I VOTE BY PROXY?
Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the Annual Meeting. Stockholders may deliver their proxies either:

(1)	Electronically over the Internet as outlined in the Notice of Internet Availability; or

(2)	By requesting, completing and submitting a properly signed paper proxy card as outlined in the Notice of Internet Availability.
Returning the proxy card will not affect your right to attend the Annual Meeting and vote in person as described elsewhere herein.     If you properly fill in your proxy card and send it to us in time to vote, your proxy (one of the individuals named on your proxy card) will vote your shares as you have directed.  If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board of Directors as follows:

1.	FOR the two Class III directors identified below;

2.	FOR the non-binding advisory proposal regarding the Company's executive compensation ("say-on-pay").

3.	FOR the option that the say-on-pay proposal be considered every two years ("say-on-pay" frequency vote).

4.	FOR the ratification of the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm; and

5.	FOR the authorization to adjourn the Annual Meeting to a later date or dates if there are insufficient votes present in person or represented by proxy at the Annual Meeting to approve the proposals.
If any other matters are presented, your proxy will vote in accordance with his or her best judgment.  At the time this proxy statement was finalized, we knew of no matters that needed to be acted on at the Annual Meeting other than those discussed in this proxy statement.

HOW DO I VOTE IN PERSON?
If you are a stockholder of record (i.e., you own the shares directly in your name) and plan to attend the Annual Meeting, you may attend and vote in person on August 15, 2013, or at a later date if the meeting is adjourned or postponed to a later date, as long as you present valid proof of identification at the meeting. We will give you a ballot when you arrive.  However, if your shares are held in the name of your broker, bank or other nominee, in addition to identification, you must bring proof of beneficial ownership in order to attend the meeting, which generally can be obtained from the record holder. In that event, you must also obtain a proxy or a power of attorney executed by the broker, bank or other nominee that owns the shares of record for your benefit and authorizing you to vote the shares at the meeting.
MAY I REVOKE MY PROXY?
If you give a proxy, you may revoke it at any time before it is exercised.  You may revoke your proxy in three ways:

1.	You may send in another proxy with a later date.

2.
You may notify the Company in writing (by you or your attorney authorized in writing, or if the stockholder is a corporation, under its corporate seal, by an officer or attorney of the corporation) at our principal executive offices before the Annual Meeting, that you are revoking your proxy.

3.	You may vote in person at the Annual Meeting.
WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?
Proposal 1:  Election of Directors.
A plurality of the eligible votes cast is required to elect a director nominee.  A nominee who receives a plurality means he has received more votes than any other nominee for the same director's seat.  Shares not represented in person or by proxy at the Annual Meeting and broker non-votes will have no effect on the election of directors.
Proposal 2: Non-binding Advisory Vote on Executive Compensation.
The approval of Proposal 2, the approval of the advisory vote on executive compensation, requires the affirmative vote of a majority of the votes cast at the annual meeting by the holders of shares of Common Stock entitled to vote. Abstentions and broker non-votes will have no direct effect on the outcome of this proposal.
Proposal 3: Advisory Vote on Frequency of the Advisory Vote on Executive Compensation.
With respect to Proposal 3, the approval of the advisory vote on the frequency of the advisory vote on executive compensation, ), stockholders may vote for a say on pay proposal every one year, every two years or every three years, or may abstain from voting.  Proposal 3 will be decided by a plurality of the votes cast without regard to broker non-votes or proxies marked “ABSTAIN” as to that matter.
Proposal 4:  Ratification of independent registered public accounting firm.
The approval of Proposal 4, the ratification of the appointment of our independent registered public accounting firm, requires the affirmative vote of the majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote thereon.
Proposal 5:  Adjournment of the Annual Meeting.
The approval of Proposal 5, the adjournment of the Annual Meeting, requires the affirmative vote of the majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote thereon.
Abstentions will be counted toward the tabulation of votes present or represented on Proposals 4 and 5 and will have the same effect as votes “Against” these proposals.  New York Stock Exchange rules prohibit brokers from voting on Proposal 1 without receiving instructions from the beneficial owner of the shares.  In the absence of instructions, shares subject to such broker non-votes will not be counted as voted or as present or represented on Proposals 4 and 5 and so will have no effect on the vote.  Please note that the rules regarding how brokers may vote your shares have changed.  Brokers may no longer vote your shares on the election of directors in the absence of your specific instructions as to how to vote so we encourage you to provide instructions to your broker regarding the voting of your shares.
ARE THERE ANY DISSENTERS' RIGHTS OF APPRAISAL?
The Board of Directors is not proposing any action for which the laws of the State of Delaware, the Company’s Certificate of Incorporation or the By-laws provide a right of a stockholder to dissent and obtain appraisal of or payment for such stockholder's shares.
WHO BEARS THE COST OF SOLICITING PROXIES?
The Company will bear the cost of soliciting proxies in the accompanying form and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution.

WHERE ARE THE COMPANY'S PRINCIPAL EXECUTIVE OFFICES?
The Company’s principal executive offices are located at 25 Sawyer Passway, Fitchburg, Massachusetts and the Company's telephone number is (978) 345-5000.
HOW CAN I OBTAIN ADDITIONAL INFORMATION ABOUT THE COMPANY?
The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012 and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2013, have been made available on the Internet to all stockholders entitled to vote at the Annual Meeting and who received the Notice of Internet Availability.  Additional copies will be furnished without charge to stockholders upon written request. Exhibits to the Form 10-K or Form 10-Q will be provided upon written request and payment of an appropriate fee.  All written requests should be directed to the Secretary of the Company c/o Arrhythmia Research Technology, Inc., 25 Sawyer Passway, Fitchburg, Massachusetts 01420.
The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) which requires that the Company file reports, proxy statements and other information with the SEC.  The SEC maintains a website on the Internet that contains reports, proxy and information statements and other information regarding registrants, including the Company, that file electronically with the SEC. The SEC's website address is http://www.sec.gov.  In addition, the Company's Exchange Act filings may be inspected and copied at the public reference facilities of the SEC located at Room 1580, 100 F Street, N.E., Washington, DC 20549, on official business days during the hours of 10:00 am to 3:00 pm.  You may obtain information about the operation of the public reference room by calling the SEC at 1-800-SEC-0330.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
 AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

Beneficial Owners of at Least Five Percent of our Common Stock
The following table shows, to the best of our knowledge, all persons we know to be beneficial owners of five percent or more of the voting securities of the Company as of the Record Date.

Name and Address of Beneficial Owner	Common Stock Beneficially Owned(1)	Percent of Class(1)
Chambers Medical Foundation	276,268(2)	9.9%
Edwin K. Hunter, Trustee 1807 Lake Street Lake Charles, LA 70601

FMR LLC	271,041(3)	9.7%
Fidelity Management & Research Co. 82 Devonshire Street Boston, MA 02109
___________________________

(1)
Unless otherwise noted in these footnotes, the Company believes that all shares referenced in this table are owned of record by each person named as beneficial owner and that each person has sole voting and dispositive power with respect to the shares of Common Stock owned by each of them.  In accordance with Rule 13d-3 under the Exchange Act, each person’s percentage ownership is determined by assuming that the options that are held by that person, and which are exercisable within 60 days, have been exercised.

(2)
Based on information included in a Schedule 13D/A filed with the SEC on September 21, 2011 by the Chambers Medical Foundation. Such Trustee has sole voting and dispositive power with respect to such shares.

(3)	Based on information included in a Schedule 13G/A filed with the SEC on April 9, 2009.

Security Ownership of Directors and Executive Officers
The following table shows the securities owned by each director and director nominee, the Named Executive Officers as defined below, and by all of the present executive officers and directors as a group as of the Record Date.

Name and Address of Beneficial Owner	Common Stock Beneficially Owned(1)	Percent of Class(1)
Jason R. Chambers	121,543(2)	4.46%
Paul F. Walter, M.D.	84,555(2)	3.10%
E. P. Marinos	74,448(2)	2.73%
David A. Garrison	42,100(3)	1.55%
Salvatore Emma, Jr.	36,010(4)	1.34%
Patrick L. Muldoon	6,695(5)	*
All Executive Officers and Directors as a Group (6 Persons)	380,351(6)	13.46%
___________________________
* Less than 1%

(1)
Unless otherwise noted in these footnotes, the Company believes that all shares referenced in this table are owned by each person named as beneficial owner and that each person has sole voting and dispositive power with respect to the shares of Common Stock owned by each of them.  In accordance with Rule 13d-3 under the Exchange Act, each person’s percentage ownership is determined by assuming that the options that are held by that person, and which are exercisable within 60 days, have been exercised.  The address of all persons listed above is c/o Arrhythmia Research Technology, Inc., 25 Sawyer Passway, Fitchburg, MA 01420.

(2)	Includes 22,500 shares issuable upon exercise of options, but excludes 15,000 shares issuable pursuant to options which are not currently exercisable.

(3)	Includes 18,500 shares issuable upon exercise of options, but excludes 14,000 shares issuable pursuant to options which are not currently exercisable.

(4)	Includes 16,000 shares issuable upon exercise of options, but excludes 29,000 shares issuable pursuant to options which are not currently exercisable.

(5)	Includes 4,000 shares issuable upon exercise of options, but excludes 6,000 shares issuable pursuant to options which are not currently exercisable.

(6)
Includes 106,000 shares of the Company's common stock that executive officers and directors have the right to acquire upon exercise of stock options that are currently exercisable or exercisable within 60 days.

Securities Authorized for Issuance under Equity Compensation Plans
The following table provides information, as of December 31, 2012, with respect to our equity compensation plans:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	285,000	$6.96	340,000 (1)
Equity compensation plans not approved by security holders	—	—	—
Total	285,000	$6.96	340,000 (1)
__________________________
(1)2010 Equity Incentive Plan approved by stockholders at the 2010 annual meeting.

Section 16(a) Beneficial Ownership Reporting Requirements
Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than ten percent of any publicly traded class of the Company's equity securities, to file reports of ownership and changes in ownership of equity securities of the Company with the SEC and the New York Stock Exchange.  Officers, directors, and greater-than-ten-percent stockholders are required by the SEC's regulations to furnish the Company with copies of all Section 16(a) forms that they file.
Based solely upon a review of Forms 3 and Forms 4 furnished to the Company during the most recent fiscal year, and Forms 5 with respect to its most recent fiscal year, the Company believes that all such forms required to be filed pursuant to Section 16(a) of the Exchange Act were timely filed, as necessary, by the executive officers, directors, and security holders required to file the same during the fiscal year ended December 31, 2012, except that two Forms 4 reporting four transactions were filed late by Mr. Michael S. Gunter.

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS
Directors and Executive Officers
The directors and executive officers of the Company are as follows:

Name	Age	Title
E. P. Marinos	71	Chairman of the Board
Salvatore Emma, Jr.	53	President, Chief Executive Officer and Director
Jason R. Chambers	35	Director
Patrick L. Muldoon	58	Director
Paul F. Walter, M.D.	76	Director
David A. Garrison	45	Executive Vice President of Finance and Chief Financial Officer
Set forth below are descriptions of the backgrounds of the executive officers and directors of the Company and their principal occupations for the past five years.
E. P. Marinos.  Mr. Marinos has served as a director of the Company since 1994.  From 1995 until 1997, he was President and Chief Executive Officer of the Company. He has served as Chairman of the Board from 2001 to the present.  Mr. Marinos has been Chief Executive Officer of AMT/EPM Associates, a consulting firm, since 2001.  Mr. Marinos was President and Chief Executive Officer of Midcoast Interstate Transmission, Inc. (MIT), an interstate pipeline company, from 1997 until 2001.  He also became Corporate Vice President of Administration for Midcoast Energy Resources, Inc. (MRS), MIT's parent company, and President and Chief Executive Officer of Kansas Pipeline Co. a subsidiary of MRS in 1999 and he held those positions until MRS was sold in 2001.   From 2009 to 2012 he served as a director of the Bay Area Houston Ballet & Theatre, a non-profit organization.  Mr. Marinos holds a B.S. in Business Administration with majors in Finance and Accounting from Wayne State University and is a member of the AICPA.
Mr. Marinos brings upwards of 18 years prior experience with a “Big 8” accounting firm, including years of experience providing audit and advisory services to a variety of industries including medical, engineering, banking and energy.  His prior service as president and CEO of the Company as well as CEO and CFO of other publicly traded companies expand his breadth of knowledge of business and management.  His advanced degree in business administration including majors in finance and accounting, as well as prior experience, qualify him to serve as a member of the Company’s Audit Committee.
Salvatore Emma, Jr.  Mr. Emma was appointed President, Chief Executive Officer, and Director of the Company effective April 1, 2013. Mr. Emma served as Vice President and General Manager of the Company's wholly-owned subsidiary, Micron Products, Inc. from 2008 until April 2013 when he was appointed President thereof.  As Vice President and General Manager, Mr. Emma guided efforts in strategy, operations, innovation and continuous improvement to meet the needs of leading multinational corporations and other customers in the medical products, defense, commercial, and consumer markets. Mr. Emma joined Micron Products in 2007 as Director of Information Technology. Prior to joining Micron Products, he was an enterprise information systems consultant from 1995 to 2007. In this role, he led a variety of strategic initiatives including ERP implementation, business intelligence, information systems design, programming, and business systems architecture.  Previously, he served as Corporate Controller at Kervick Enterprises, Inc., an aerospace and orthopedics investment casting and forging manufacturing company.  Mr. Emma holds a Bachelor of Science in Business Administration with a minor in Computer Science from Fitchburg State University.

As the only management representative on the Company's Board, Mr. Emma provides an insider's perspective to the Board about operations and strategy of the Company.  In addition, he has experience in many aspects of the Company's business including operations, finance, and information systems.  Mr. Emma also has a long history in the local community. His contacts and relationships in Fitchburg, Massachusetts and surrounding communities allow him to collaborate with local leaders in business and government.
Jason R. Chambers.  Mr. Chambers has served as a director of the Company since 2006.  Mr. Chambers has served as President of Mountain Brook Water, a water bottling and distribution company, from 2002 to present, and from 2001 to present has served as a consultant assisting The Chambers Medical Foundation, a private foundation (the "Foundation"), in assessing medical grant applications. Mr. Chambers was appointed Trustee of the Foundation in 2011.  The Foundation beneficially owns approximately 10% of the Company’s outstanding common stock.  Mr. Chambers holds a Bachelor of Science degree from Vanderbilt University School of Engineering and a Masters of Business Administration degree from Owen Graduate School of Management, Vanderbilt University with a concentration in finance and marketing.  Mr. Chambers is also a Dana-Farber Cancer Institute Hematologic Oncology visiting committee member.
Mr. Chambers brings over 10 years practical business and finance experience as the president of a growing enterprise along with knowledge of and relationships with the medical community through his non-profit activities.  His advanced degree in business administration and finance experience qualify him to serve on the Company's Audit Committee.
Patrick L. Muldoon. Mr. Muldoon has served as a director since 2011. He has served, since 2004, as President and CEO of HealthAlliance Hospitals, Inc. and Central New England HealthAlliance, Inc. HealthAlliance Hospitals' 1600 employees provide acute, psychiatric, rehabilitation, urgent, emergent and visiting nurse services to the residents in North Central Massachusetts and southern New Hampshire. HealthAlliance Hospitals is the largest community hospital within the UMass Memorial Health Care System. In such position, Mr. Muldoon is responsible for hospital operations, strategy and long-term planning. He currently also serves on the Board of Trustees of the Massachusetts Hospital Association and recently chaired the Special Committee on Finance. He is past chair of the United Way Capital Campaign and past chair of the North Central Massachusetts Chamber of Commerce. Mr. Muldoon currently serves as Chairman of the Board of HealthAlliance with Physicians, Inc., a physician/hospital organization engaged in the management of four full risk/capitated contracts. He also currently serves on the boards of the Worker's Credit Union, Spanish American Center, the Shine Initiative of Fidelity Bank and the Regional Economic Development Institute at Fitchburg State University. In recognition of his community service, Mr. Muldoon received the Multi-Cultural Center's Distinguished Service Award in 2009 and the Community Health Champion Award from Community Health Connections in 2010. Mr. Muldoon holds a B.S. in Health Services from Providence College and an MBA in Business from Loyola University of Chicago. He is currently a Fellow of the American College of Health Care Executives.
Mr. Muldoon brings over 30 years' experience in hospital operations and the medical community. His position as the President of a large, growing health care facility and in-depth knowledge and experience with health care operations, strategy and long-term planning in the health care field, position him to provide valuable insights into that market.
Paul F. Walter, M.D.  Dr. Walter has served as a director of the Company since its founding in 1982.  Dr. Walter retired from his position as an electrophysiologist and Professor of Medicine at Emory University in 2010, where he served on the faculty since 1980. He specialized in cardiology and clinical electrophysiology.  Dr. Walter started the arrhythmia/electrophysiology service at Emory University in 1980.  He performed clinical research studies in signal averaged electrocardiography when this test was being developed in the 1980s.  He is a graduate of the University of Nebraska, College of Medicine with graduate studies at the University of Michigan.
Dr. Walter has over 30 years' experience on the Company’s Board and brings over 50 years of experience in the medical field and community, particularly as it relates to cardiology.  His experience on the faculty of Emory University and in-depth knowledge and experience with electrophysiology and developments in cardiology, uniquely position him to provide valuable insights into innovative products in the medical field as well as markets for such products.
David A. Garrison.  Mr. Garrison was appointed Executive Vice President of Finance of the Company in 2004 and has served as Chief Financial Officer since 2002.  He joined the Company as Corporate Controller in 2002 after nine years as Controller and Chief Financial Officer of H & R 1871, Inc., a privately held manufacturer of consumer products.  Mr. Garrison hold a B.S. in Finance from Miami University and a Masters in Business Administration from Boston University.
Each executive officer of the Company is appointed by the Board of Directors and holds his office(s) at the pleasure and discretion of the Board.
No director or director nominee is related to any other director, director nominee or executive officer of the Company or its subsidiaries, and there are no arrangements or understandings between a director or director nominee and any other person pursuant to which such person was elected or nominated to serve as a director.
There are no material proceedings to which any director, director nominee, executive officer or affiliate of the Company, any owner of record or beneficial interest of more than five percent of any class of voting securities of the Company, or any associate of any such director, officer, affiliate or security holder is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

No director, director nominee, officer or affiliate of the Company, owner of record or beneficial interest of more than five percent of any class of voting securities of the Company has, to the Company’s knowledge, during the last five years (i) been convicted of any criminal proceeding (excluding traffic violations or similar misdemeanors) or (ii) been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, United States federal or state securities laws or finding any violations with respect to such laws.

CORPORATE GOVERNANCE
The Board of Directors
The Board of Directors oversees the business affairs of the Company and monitors the performance of management. Pursuant to the Company’s By-laws, the Board of Directors has established that the Board of Directors shall consist of seven members. Currently the number of seats on the Board is five.  The Company’s By-laws further provide that the Board of Directors be divided in three classes serving staggered three year terms with each class to be as nearly equal in number as possible.
Members of the Board of Directors discussed various business matters informally on numerous occasions throughout the year 2012.  There were twenty-one formal Board meetings in person or by teleconference during 2012.  During 2012, all directors attended at least 75% of the meetings of our Board and Board committees on which they served, except Mr. Muldoon attended 71%.  Independent directors meet on a regular basis as often as necessary to fulfill their responsibilities, including at least annually in executive session without the presence of non-independent directors and management.
Director Independence
The Company's common stock is listed on the NYSE MKT stock exchange. The Board considers the status of its members pursuant to the independence requirements set forth in the NYSE MKT Company Guide and applicable federal securities laws. Under these requirements, the Board undertakes a review at least annually of director independence. During this review, the Board considers transactions and relationships between each director or any member of his immediate family and the Company and its affiliates, if any. The purpose of this review is to determine whether any such relationships or transactions exist that are inconsistent with a determination that the director is independent. Messrs. Marinos, Chambers, Walter, and Muldoon are “independent” as defined in the NYSE MKT Company Guide. The Company's former director and member of the Audit Committee, Michael S. Gunter, was determined to be independent until his appointment as Interim Chief Executive Officer of the Company as of October 29, 2012, as of which date an independent director was appointed to the Audit Committee in his place. The members of the Compensation Committee, Audit Committee and Nominating and Corporate Governance Committee are also “independent” for purposes of Section 10A-3 of the Exchange Act and NYSE MKT listing requirements. The Board bases these determinations primarily on a review of the responses of the directors and executive officers to questions regarding employment and transaction history, affiliations and family and other relationships and on discussions with the directors.
Board Leadership Structure and Role in Risk Oversight
The Board of Directors does not have a policy on whether the same person should serve as both the Chief Executive Officer and Chairman of the Board or, if the roles are separate, whether the Chairman should be selected from the non-employee directors or should be an employee.  The Board believes that it should have the flexibility to make these determinations at any given point in time in the way that it believes best to provide appropriate leadership for the Company at that time.  The current structure is that of separate Chief Executive Officer and Chairman of the Board of Directors.  Mr. Salvatore Emma, Jr. serves as the Chief Executive Officer and President and is responsible for day-to-day leadership of the Company.  Mr. E.P. Marinos serves as the Chairman of the Board.  The Board of Directors believes this is the most appropriate structure for the Company at this time as it recognizes the time, effort and energy that the Chief Executive Officer is required to devote to his position in the current business environment, as well as the commitment required to serve as the Chairman of the Board, particularly as the Board’s oversight responsibilities continue to grow.
The Board, either as a whole or through its committees, regularly discusses with management strategic and financial risks and exposures associated with the Company’s annual operating budget, their potential impact on the Company and the steps taken to manage them.  While the Board of Directors is ultimately responsible for risk oversight at the Company, the Board’s committees assist the Board in fulfilling its oversight responsibilities in certain areas of risk.  In particular, the Audit Committee focuses on financial and enterprise risk exposures and discusses with management and the independent registered public accounting firm, the Company’s policies with respect to risk assessment and risk management, including risks related to financial reporting, tax, accounting, disclosure, internal control over financial reporting, financial policies and credit and liquidity matters.  The Audit Committee also assists the Board of Directors in fulfilling its duties and oversight responsibilities relating to the Company’s compliance and ethics programs, including compliance with legal and regulatory requirements.  The Executive and Finance Committee regularly reviews with management the Company’s financial arrangements, capital structure and strategic opportunities.  The Nominating and Corporate Governance Committee annually reviews the Company’s corporate governance guidelines and focuses on succession planning.  Finally, the Compensation Committee assists the Board in fulfilling its oversight responsibilities with respect to the management of risks arising from the Company’s compensation policies and programs.

Attendance Policy
All Board members are strongly encouraged to attend each meeting of the Board and committees on which they serve and be prepared to discuss the business presented.  An attendance rate of at least 75% is the minimum acceptable rate of attendance at Board and committee meetings.  A Board member’s record of attendance will be considered with respect to recommendation of the renewal of a Board term or future assignment to a committee.  Directors are strongly encouraged to attend annual meetings. [number] of the six directors attended last year's annual meeting of stockholders.
Committees of the Board of Directors
The Board of Directors has established the following standing committees, namely, an Audit Committee, a Compensation Committee, an Executive and Finance Committee and a Nominating and Corporate Governance Committee.
Audit Committee.  The Audit Committee is presently composed of three members of the Board: Mr. Jason R. Chambers (Chairman), Mr. E.P. Marinos and Mr. Patrick L. Muldoon. The Audit Committee assists the Board of Directors in the oversight of the audit of the Company’s financial statements and the quality and integrity of its accounting, auditing and financial reporting processes.  The Audit Committee also has the responsibility of reviewing the qualifications, independence and performance of the Company’s independent registered public accounting firm and is responsible for the appointment, retention, oversight and, where appropriate, termination of the independent registered public accounting firm.  The Board of Directors has determined that each of the members of the Audit Committee meets the criteria for independence under the applicable listing standards of the NYSE MKT, and that Mr. Marinos also qualifies as an “audit committee financial expert,” as defined by the rules adopted by the SEC.  The Board of Directors has adopted a written charter for the Audit Committee, which is reviewed annually by the Audit Committee.  The current Audit Committee Charter is available on the Company’s web site, namely, http://www.arthrt.com/investor-relations/corporate-governance/.
Compensation Committee.  The Compensation Committee is presently composed of four members of the Board: Dr. Paul F. Walter (Chairman), Mr. E.P. Marinos, Mr. Patrick L. Muldoon and Mr. Jason R. Chambers. The principal functions of the Compensation Committee are to evaluate the performance of the Company’s senior executives, to consider the design and competitiveness of the Company’s compensation plans, to review and recommend senior executive compensation and to administer the Company’s equity-based compensation plans.  The Compensation Committee has the authority under its charter to engage the services of outside advisors, experts and others to assist the Compensation Committee. All decisions of the Committee relating to compensation of the President and Chief Executive Officer and other Named Executive Officers are reviewed and approved by the other non-employee Directors.  The current Compensation Committee Charter is available on the Company’s web site, namely, http://www.arthrt.com/investor-relations/corporate-governance/.
Executive and Finance Committee.  The Executive and Finance Committee is presently composed of four members of the Board:  Mr. E. P. Marinos, Mr. Patrick L Muldoon, Mr. Jason R. Chambers and Dr. Paul F. Walter.  The principal functions of the Executive and Finance Committee are reviewing and evaluating significant business and policy decisions and making recommendations to the full Board of Directors.
Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee is presently composed of four members of the Board:  Mr. E.P. Marinos (Chairman), Mr. Patrick Muldoon, Dr. Paul F. Walter, and Mr. Jason R. Chambers, each of whom is an independent director as independence is defined by the rules and regulations of the NYSE MKT.  The Nominating and Corporate Governance Committee assists the Board in identifying individuals qualified to be directors, oversees the composition, structure and evaluation of the Board and its committees, and develops and maintains a set of corporate governance guidelines.  The Nominating and Corporate Governance Committee reviews these guidelines regularly and recommends changes as necessary or appropriate.  The current Nominating and Corporate Governance Committee Charter is available on the Company’s web site, http://www.arthrt.com/investor-relations/corporate-governance/.
Nominees to the Board of Directors
     Dr. Paul F. Walter and Mr. Patrick L. Muldoon are the Board of Director’s nominees for re-election as Class III directors to the Board of Directors.  See “Information about Directors and Executive Officers” above for information relative to their respective business experience.
     The Company’s Nominating and Corporate Governance Committee identifies new director candidates through recommendations from members of the Committee, other Board members and executive officers of the Company and will consider candidates who are recommended by security holders, as described below.  Although the Board does not have a formal diversity policy, the Committee and the Board will consider such factors as it deems appropriate to assist in developing a Board and committees that are diverse in nature and comprised of experienced and seasoned advisors.  These factors focus on skills, expertise or background and may include decision-making ability, judgment, personal integrity and reputation, experience with businesses and other organizations of comparable size, experience as an executive with a publicly traded company, and the extent to which the candidate would be a desirable addition to the Board and any committees of the Board.

For nominations by a stockholder to be properly brought before an annual meeting, the stockholder must have given written notice thereof, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Company, not later than 90 days nor earlier than the 120th day prior to the anniversary of the previous year’s annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or the annual meeting is scheduled to be held on a date more than thirty (30) days prior to or delayed by more than sixty (60) days after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the later of the close of business ninety (90) days prior to the annual meeting or the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, which may include any public filing by the Company with the Securities and Exchange Commission, of the date of the annual meeting.  For nominations by a stockholder to be properly brought before a special meeting of stockholders called for the purpose of electing directors, the stockholder must have given written notice thereof, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Company, not later than the close of business on the tenth (10th) day following the day on which public announcement of the date of the special meeting is first made by the Company.
The notice must set forth information with respect to the stockholder and nominee as specified in Section 3 of the Company's By-laws.
In addition to the provisions of Section 3 of the By-laws summarized above, a stockholder shall also comply with all of the applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth herein.
The Nominating and Corporate Governance Committee will evaluate new director candidates in view of the criteria described above, as well as other factors the Committee deems to be relevant, through reviews of biographical and other information, input from others, including members of the Board and executive officers of the Company, and personal discussions with the candidate when warranted by the results of these other assessments.  The Committee will evaluate any director candidates recommended by security holders under the same process.  In determining whether to recommend to the Board the nomination of a director who is a member of the Board, the Committee will review the Board performance of such director and solicit feedback about the director from other Board members.
Communicating with the Board
The Board desires to foster open communications with its security holders regarding issues of a legitimate business purpose affecting the Company.  Each Board member is willing to accept correspondence.  Communications from stockholders should be in the form of written correspondence and sent via registered mail or overnight delivery to the Company’s corporate office, care of the Secretary.  Electronic submissions of security holder correspondence will not be accepted.  The correspondence shall include supporting documentation evidencing the security holder’s stock or other holdings in the Company.  The Secretary shall pass on any such communication, other than a solicitation for a product or service or a request for copies of reports filed with the Commission, to the appropriate Board member.  Any security holder correspondence addressed generically to the Board of Directors will be forwarded to the Chairman of the Board.
Code of Conduct and Ethics
The Company has adopted a Code of Conduct and Ethics that applies to all its employees as well as its principal executive, financial and accounting officers.  The current Code can be found on the Company’s website at http://www.arthrt.com/investor-relations/corporate-governance/.  The Company intends to satisfy the disclosure requirements regarding any amendments to or waivers from a provision of the Code that applies to its principal executive, financial and accounting officers by posting such information on its website at the address set forth above.

REPORT OF THE AUDIT COMMITTEE

The information contained in this Proxy Statement with respect to the Audit Committee Report and charter and the independence of the members of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent that the Company specifically incorporates it by reference in such filing.

The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the accounting firm that is engaged as the Company’s independent registered public accounting firm.  The Company’s management is responsible for the Company’s internal controls, disclosure controls and financial reporting process.  The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States.

In the performance of the Audit Committee’s oversight function, we have reviewed and discussed with management the Company’s audited financial statements of the Company for the fiscal year ended December 31, 2012 and management’s assessment of the effectiveness of the Company’s internal control over financial reporting.  We have also discussed with the Company’s independent registered public accounting firm the matters requiring discussion pursuant to Statement on Auditing Standards No. 61, as amended (Communications with Audit Committees) and as adopted by the Public Company Accounting Oversight Board in Rule 3200T and such other matters as we have deemed to be appropriate.  We have also discussed with Grant Thornton LLP matters relating to its independence, and have received the written disclosures and letter from it required by the applicable requirements of the Public Company Accounting Oversight Board.

On the basis of the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements for the year ended December 31, 2012 be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012 for filing with the Securities and Exchange Commission.

By the Members of the Audit Committee:
Mr. Jason R. Chambers, Chairman
Mr. E.P. Marinos
Mr. Patrick L. Muldoon

Audit Committee Pre-Approval of Audit and Non-Audit Services

The Audit Committee pre-approves all audit and permissible non-audit services provided to the Company by the independent registered public accounting firm.  These services may include audit services, audit-related services, tax services and other services.  The Audit Committee has adopted policies and procedures for the pre-approval of services provided by the independent registered public accounting firm.  Such policies and procedures provide that management and the independent registered public accounting firm shall jointly submit to the Audit Committee a schedule of audit and non-audit services for approval as part of the annual plan for each fiscal year.  In addition, the policies and procedures provide that the Audit Committee may also pre-approve particular services not in the annual plan on a case-by-case basis.  Management must provide a detailed description of each proposed service and the projected fees and costs (or a range of such fees and costs) for the service.  The policies and procedures require management and the independent registered public accounting firm to provide quarterly updates to the Audit Committee regarding services rendered to date and services yet to be performed.

As permitted under the Sarbanes-Oxley Act of 2002, the Audit Committee may delegate pre-approval authority to one or more of its members, for audit and non-audit services to a subcommittee consisting of one or more members of the Audit Committee.  Any service pre-approved by a delegatee must be reported to the Audit Committee at the next scheduled meeting.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Summary Compensation Table
The following table sets forth information regarding annual and long-term compensation with respect to the fiscal years ended December 31, 2012 and 2011, paid or accrued by the Company to or on behalf of those persons who were, during the fiscal year ended December 31, 2012, the Company's Chief Executive Officer and the Company's most highly compensated executive officers serving as such as of December 31, 2012 whose compensation was in excess of $100,000 (the “Named Executive Officers”).

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(1)	Non Equity Incentive Plan Compensation ($)(2)	Nonqualified Deferred Compensation Earnings	All Other Compensation ($)(3)	Total ($)
James E. Rouse (4)	2012	236,800	-	-	-	-	-	219,650	456,450
President and CEO	2011	271,000	-	-	18,070	-	-	-	289,070
Michael S. Gunter(6) Interim CEO	2012	36,667	-	-	-	-	-	-	36,667
David A.Garrison (5)	2012	192,000	-	-	-	-	-	-	192,000
EVP and CFO	2011	157,500	-	-	18,070	-	-	-	175,570
__________________________

(1)
Amounts reflect the aggregate grant date fair value of option awards computed in accordance with FASB ASC Topic 718. The fair value of each option award is estimated on the date of grant using the Black-Scholes option-pricing model. Option awards were made on May 19, 2011 and June 3, 2011 with a Black-Scholes value of $0.50 and $1.30 per share, respectively. A more detailed discussion of the assumptions used in the valuation of option awards made in fiscal year 2010 and 2011 may be found in Note 11 of the Notes to the Financial Statements in the Company’s Form 10-K for the year ended December 31, 2012.

(2)	The amounts shown in this column include payments made under the annual performance-based incentive plan.

(3)
Includes prerequisites based on the aggregate incremental cost to the Company unless the amount of such compensation is less than $10,000, gross-ups or other amounts reimbursed during the year for payment of taxes; accrued severance payments; contributions to defined contribution plans and the dollar value of insurance premiums paid by the Company with respect to life insurance for the benefit of the named executive officer.

(4)
Mr. Rouse was appointed President and Chief Executive Officer of the Company in October 2002. Mr. Rouse resigned as President and Chief Executive Officer effective October 26, 2012. The amount of his severance compensation of $210,739 is included in All Other Compensation above.

(5)	Mr. Garrison was appointed as Executive Vice President of Finance of the Company in December 2004, and has served as Chief Financial Officer of the Company since November 2002.

(6)	Mr. Gunter was appointed to serve as Interim Chief Executive Officer effective October 29, 2012 through March 31, 2013.

Employment Agreements
The Company entered into an employment agreement dated April 7, 2013, with Salvatore Emma, Jr. Pursuant to the employment agreement, Mr. Emma will be employed as President and Chief Executive Officer of the Company and its wholly owned subsidiary, Micron Products, Inc., commencing as of April 1, 2013 until December 31, 2013 unless earlier terminated pursuant to the terms of the employment agreement. During the term of the employment agreement, Mr. Emma is entitled to a base salary at the annualized rate of $225,000 and is eligible for a discretionary performance bonus pursuant to specific criteria to be mutually agreed upon by the parties. Pursuant to a separate Grant Agreement, Mr. Emma received options to purchase 15,000 shares of common stock of the Company under the Company's 2010 Equity Incentive Plan, which options vest annually in five equal installments over a five year period. Mr. Emma is also entitled to participate in bonus compensation and employee benefits plans as the Company may institute from time to time at the discretion of the Compensation Committee, upon the approval of the Board of Directors. Pursuant to the employment agreement, Mr. Emma may be terminated for “cause” as defined. Under the employment agreement Mr. Emma is subject to confidentiality, non-compete and non-solicitation restrictions during and following termination of his employment.
The Company entered into an amendment dated June 7, 2013, to the employment agreement originally entered into as of February 14, 2007, and as thereafter amended, with David A. Garrison, the Company’s Executive Vice President and Chief Financial Officer. The amendment to Mr. Garrison's employment agreement extends the term of the employment agreement to December 31, 2013, and fixes the base compensation thereunder commencing as of December 31, 2012 at $162,000 per annum.  Mr. Garrison is entitled to participate in bonus compensation and employee benefits plans as the Company may institute from time to time at the discretion of the Compensation Committee, upon the approval of the Board of Directors.  The employment agreement provides confidentiality, non-competition and non-solicitation restrictions during and following termination of employment. In the event the Company terminates Mr. Garrison's employment agreement without “cause” or he terminates the agreement for “good reason” as such terms are defined in the agreement, the Company will be required to pay the greater of Mr. Garrison's then current annual base compensation for the remaining period of employment as in effect immediately prior to such termination or his then current annual base compensation for twenty-four months and will provide certain medical benefits for up to 24 months. In the event of a “change of control,” including merger, consolidation, a sale of all or substantially all of the Company's assets or a sale or transfer of the Company's voting securities resulting in a change in the ownership of a majority of the Company's voting securities, the Company may terminate Mr. Garrison's employment, in which event he is entitled to the greater of his current base compensation up to the date of termination or his base compensation for a period of 24 months, as well as 24 months of medical and dental benefits.
On October 29, 2012, Mr. Michael S. Gunter, a member of the Company's Board of Directors and a member of its Audit Committee, was appointed Interim Chief Executive Officer of the Company for an initial period of 90 days pursuant to an Interim CEO agreement. Pursuant to the agreement, the Company agreed to pay Mr. Gunter $50,000 for such period. In connection with Mr. Gunter's resignation as Interim Chief Executive Officer and director, the Company and Mr. Gunter entered into an Agreement and Release (the “Agreement”) effective April 1, 2013. The Agreement provides for a completion payment of $20,000 payable in one lump sum (subject to a seven day revocation period) and a general release by both Mr. Gunter and the Company from any claims against each other.
The Company entered into an executive employment agreement as of October 4, 2006 with James E. Rouse, the Company’s then President and Chief Executive Officer, initially for the five year period commencing as of October 4, 2006.  Effective as of September 30, 2011, the Company entered into an amendment to the agreement extending the term of the agreement to December 31, 2012, and fixing the base salary thereunder commencing October 5, 2011, at $288,000.
On October 26, 2012, Mr. Rouse resigned as President and Chief Executive Officer and director. The Company entered into a severance agreement with Mr. Rouse which entitled him to continuance of his base salary through December 31, 2012 at his current rate of pay and for the fiscal year beginning January 1, 2013, an aggregate of $144,000, subject to compliance with restrictive covenants set forth in his employment agreement, as well as continuation of group employee benefits through December 31, 2013, to the extent elected.
Outstanding Equity Awards at Fiscal Year End, December 31, 2012

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
James E. Rouse	2,000(1)	—	—	9.86	1/25/2013	—	—	—	—
	2,000(2)	—	—	5.73	1/25/2013	—	—	—	—
						—	—	—	—
Michael S. Gunter	2,000(7)	8,000(7)		5.73	3/31/2013

David A. Garrison	6,000(3)	1,500(3)	—	7.15	1/2/2014	—	—	—	—
	2,000(4)	3,000(4)	—	3.41	1/4/2016	—	—	—	—
	2,000(5)	8,000(5)	—	9.86	5/19/2021	—	—	—	—
	2,000(6)	8,000(6)	—	5.73	6/3/2021	—	—	—	—
__________________________

(1)	Exercisable as to 2,000 shares up to 90 days after 10/26/12 termination date, or 1/25/2013.

(2)	Exercisable as to 2,000 shares up to 90 days after 10/26/12 termination date, or 1/25/2013.

(3)	Exercisable as to 1,500 additional shares on 1/2/09 and each anniversary until all 7,500 options are exercisable.

(4)	Exercisable as to 1,000 additional shares on 1/4/11 and each anniversary until all 5,000 options are exercisable.

(5)	Exercisable as to 2,000 shares on 5/19/12 and each anniversary until all 10,000 options are exercisable.

(6)	Exercisable as to 2,000 shares on 6/3/12 and each anniversary until all 10,000 options are exercisable.

(7)	Exercisable as to 2,000 shares on 6/3/12. All shares forfeited upon termination of employment on 3/31/13.

Employee Benefit Plans
The Company sponsors an Employee Savings and Investment Plan under Section 401(k) of the Internal Revenue Code covering all eligible employees of the Company.  Employees can contribute up to 90% of their eligible compensation to the maximum allowable by the IRS.  The Company's matching contributions are at the discretion of the Company.  The Company's matching contributions in 2012 and 2011 were $43,149 and $41,082, respectively.
Equity Incentive Plan
On March 10, 2010, the Company's Board of Directors adopted the Arrhythmia Research Technology, Inc. 2010 Equity Incentive Plan (the “2010 Plan”) upon the recommendation of the Compensation Committee which was approved by stockholders at the 2010 Annual Meeting. The 2010 Plan authorizes the issuance of an aggregate of 500,000 shares, namely, 400,000 shares of common stock plus an aggregate of 100,000 shares previously reserved for issuance under the Company's 2005 Stock Award Plan (the “2005 Plan”). The 2010 Plan replaced in its entirety the 2005 Plan, under which no grants have been made. The Company's 2001 Stock Option, which expired in 2011, will continue to govern outstanding options but no additional options were granted thereunder following adoption of the 2010 Plan. The 2010 Plan provides the Company flexibility to award a mix of stock options, equity incentive grants, performance awards and other types of stock-based compensation and under which an aggregate of 500,000 shares have been reserved for such grants.
Director Compensation
For fiscal year 2012 each non-employee director received cash compensation of $30,000, payable annually.  Additionally, the Chairman of the Board received an additional $5,000 and the chairman of the audit committee received an additional $4,000. Directors who are full time employees receive no compensation for serving as directors.  During fiscal year 2012 our non-employee directors who were serving in such capacity in 2012 received the following fees:

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
E.P. Marinos	$35,000	—	—	—	—	—	$35,000
Jason R. Chambers	34,000	—	—	—	—	—	$34,000
Paul F. Walter, M.D.	30,000	—	—	—	—	—	$30,000
Michael S. Gunter	24,643	—	—	—	—	—	$24,643
Patrick L. Muldoon	30,000	—	—	—	—	—	$30,000
__________________________

(1)	Includes amounts earned from the annual retainer and chairperson fees.
Compensation Committee Procedures
The following information relating to the Compensation Committee is not soliciting material and as such is not deemed filed with the SEC nor incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date of this proxy statement and irrespective of any general incorporation language in any such filing.
The Compensation Committee is responsible for establishing and reviewing the Company’s executive compensation policies, advising the full Board of Directors on all compensation matters and administering the Company’s employee benefit plans including the 2010 Equity Incentive Plan.
The Compensation Committee works with management to develop relationships between pay levels, financial performance and returns to stockholders, in order to align our compensation structure with our organizational objectives.  By tying compensation in part to particular goals, the Compensation Committee believes that a performance-oriented environment is created for the Company’s employees and executives.  All decisions of the Committee relating to compensation of the President and Chief Executive Officer and other Named Executive Officers are reviewed and approved by the other non-employee Directors.
The Company's executive compensation policies are designed to foster the Company's business goals of achieving profitable growth and premium returns to stockholders.  The principal objectives of these policies are as follows: (1) to attract, motivate and retain executives of outstanding ability and character; (2) to provide rewards based on each person’s individual performance and  the Company’s overall financial performance and growth during the prior year by placing a portion of compensation at risk; and (3) to align the interests of executives and stockholders through long-term, equity-based incentives and programs to encourage and reward stock ownership.

Compensation for our Named Executive Officers consists of three major components: base salary which is reviewed annually by the Compensation Committee; annual cash bonuses which are determined based on individual performance and the Company's performance; and long-term equity based incentive awards, typically in the form of stock options.
The Compensation Committee has the authority under its charter to engage the services of outside advisors, experts and others to assist the Compensation Committee.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Transactions with Management and Others
The Company’s Audit Committee reviews and oversees transactions between the Company and its executive officers and directors pursuant to its charter. All transactions between the Company and its officers, directors or their affiliates have been approved or ratified by a majority of the directors who did not have an interest in, and who were not employed by the Company at the time of such transaction.

CHANGES IN INDEPENDENT REGISTERED ACCOUNTING FIRM

On November 30, 2011, the Audit Committee approved the engagement of Grant Thornton LLP (“Grant Thornton”) as the Company's new independent registered public accounting firm. CCR LLP (“CCR”), the Company's former independent registered public accounting firm, resigned as the Company's independent registered public accounting firm simultaneous with the engagement of Grant Thornton by the Company. This change was a result of Grant Thornton's acquisition of CCR on December 1, 2011.

CCR's reports on the Company's consolidated financial statements for the two years ended December 31, 2010 and 2009 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the Company's fiscal years ended December 31, 2010 and 2009, and through November 30, 2011, there were no disagreements between the Company and CCR on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of CCR, would have caused CCR to make reference to the matter in their report. None of the reportable events described in Item 304(a)(1)(v) of Regulation S-K of the SEC's rules and regulations have occurred during the fiscal years ended December 31, 2010 and 2009 or through November 30, 2011. The Company requested CCR to furnish the Company with a letter addressed to the SEC stating whether CCR agrees with the above statements. A copy of CCR's letter, dated December 1, 2011 is attached as Exhibit 16.1 to the Current Report on Form 8-K filed with the SEC on December 2, 2011.

During the fiscal years ended December 31, 2010 and 2009 and through December 2, 2011, neither the Company nor anyone acting on its behalf consulted Grant Thornton regarding (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, and Grant Thornton did not provide either a written report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (2) any matter that was either the subject of a disagreement with CCR, which, if not resolved to the satisfaction of CCR, would have caused CCR to make reference to the matter in their report, or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K of the SEC's rules and regulations.

AUDIT FEES SUMMARY
Fees billed by Grant Thornton LLP for services rendered in connection with the fiscal years ended December 31, 2012 and 2011, respectively, are set forth below. All fees earned by our independent registered public accounting firm were pre-approved by the Audit Committee.

	2012	2011
Audit fees	$401,059	$137,505
Audit-related fees	—	—
Tax fees	35,091	21,500
All other fees	—	—
Audit Fees
Audit Fees for 2012 and 2011 consist of fees for the audit of the Company’s annual financial statements, the review of financial statements included in the Company’s quarterly reports, and audit services provided in connection with other statutory or regulatory requirements and amounted to $401,059 and $137,505 respectively, an increase of $193,554. This increase is due primarily to audit overruns in 2012, as well as additional overruns for serviced rendered in relation to the third quarter 2012 review and related accounting for discontinued operations.
Audit-Related Fees
In 2012 and 2011, the Company had no Audit-Related Fees.
Tax Fees
Tax Fees for 2012 and 2011 consist of tax service fees for compliance work, as well as tax planning and tax advice and amounted to $35,091 and $21,500 respectively, all of which was approved by the Audit Committee of the Board of Directors. The increase in tax fees billed in 2012 are due in part to additional services rendered related to the accounting for deferred income tax and their impact on the filing of the 2011 tax returns.
All Other Fees
There were no Other Fees for 2012 and 2011.

PROPOSALS RECOMMENDED FOR CONSIDERATION BY STOCKHOLDERS

PROPOSAL 1

ELECTION OF DIRECTORS

The Company’s By-laws provide that the number of directors shall be fixed from time to time by a vote of the majority of the Board of Directors. In March 2011 the Board of Directors increased the size of the Board from five members to seven members.   The By-laws further provide that the Board of Directors be divided into three classes (Class I, Class II and Class III) serving staggered three-year terms, with each class to be as nearly equal in number as possible. The Board of Directors currently consists of five members, namely, Jason R. Chambers (Class I with term expiring at the 2014 Annual Meeting); E. P. Marinos and Salvatore Emma, Jr. (Class II with terms expiring at the 2015 Annual Meeting) and Dr. Paul F. Walter and Patrick L. Muldoon (Class III with terms expiring at the 2013 Annual Meeting).

The Board of Directors, based on the recommendation of the Nominating and Corporate Governance Committee, has concluded that the nomination and re-election of Dr. Paul F. Walter and Patrick L. Muldoon as Class III directors is in the best interests of the Company and recommends stockholder approval of the re-election of Dr. Walter and Mr. Muldoon, each for a three-year term (expiring at the 2016 Annual Meeting) and until their respective successors have been duly elected and shall qualify.

The remaining directors will continue to serve in their positions for the remainder of their terms. Biographical information concerning Dr. Walter and Mr. Muldoon as well as the other Company directors can be found under “Information About Directors and Executive Officers” above.

The persons named in the proxy will vote FOR the nominees, except where authority has been withheld as to the particular nominee.

Recommendation and Vote

The nominees for director receiving a plurality of the votes represented by the shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon will be elected as director. Each of the nominees has consented to being named in this Proxy Statement and to serve his term if elected.  If a nominee should for any reason become unavailable for election, the Board may either nominate a substitute nominee or reduce the size of the Board. If you have submitted a proxy and a substitute nominee is selected, proxies may be voted with discretionary authority by the persons appointed as proxies for any substitute nominee designated by the Board of Directors. Alternatively, if the Board does not select a substitute nominee, the proxy may vote only for the remaining nominees, leaving a vacancy on the Board that may be filled at a later date by the Board in accordance with the By-laws of the Company. As of the date of this Proxy Statement, the Board is not aware that any nominee is unable or will decline to serve as a director.

The Board of Directors recommends that stockholders vote FOR each of the nominees for re-election to the Board of Directors of the Company.

PROPOSAL 2

APPROVAL OF A NON-BINDING ADVISORY
VOTE ON EXECUTIVE COMPENSATION

Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and the regulations of the SEC provide that for smaller reporting companies, such as the Company, for the first annual meeting of stockholders on or after January 21, 2013 and not less than once every three years thereafter the Company must include a separate resolution subject to stockholder vote to approve the compensation of the Company's Named Executive Officers, as disclosed in its proxy statement pursuant to Item 402 of Regulation S-K of the SEC.

This proposal, commonly known as a “say-on-pay” proposal, gives the Company's stockholders the opportunity to endorse or not endorse the Company's executive pay program and policies, as disclosed in this Proxy Statement, through the following resolution:

“Resolved, that the compensation paid to the Company's Named Executive Officers as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables in this Proxy Statement, is hereby approved.”

As provided in the Dodd-Frank Act, this vote will not be binding on the Board of Directors and may not be construed as overruling a decision by the Board, creating or implying any change to the fiduciary duties of the Board or any additional fiduciary duty by the Board or restricting or limiting the ability of stockholders to make proposals for inclusion in proxy materials related to executive compensation.  The Compensation Committee, however, may take into account the outcome of the vote when considering future executive compensation arrangements.

Recommendation and Vote

In voting to approve the above resolution, stockholders may vote for the resolution, against the resolution or abstain from voting.  This matter will be decided by the affirmative vote of a majority of the votes cast, in person or by proxy, at the annual meeting.  On this matter, abstentions will have no effect on the voting.

The Board of Directors unanimously recommends a vote FOR approval of the compensation of the Company's Named Executive Officers as disclosed in this Proxy Statement.

PROPOSAL 3

ADVISORY VOTE ON THE FREQUENCY
OF ADVISORY VOTES ON EXECUTIVE COMPENSATION

Section 951 of the Dodd-Frank Act and the regulations of the SEC require for smaller reporting companies, such as the Company, that at the first annual meeting of stockholders held on or after January 21, 2013 and not less frequently than once every six years thereafter the Company must include a separate resolution subject to stockholder vote to determine whether the non-binding stockholder vote on executive compensation that is the subject of Proposal 2 should occur every one, two or three years.

The Board of Directors welcomes the views of stockholders on executive compensation matters. The Board of Directors, however, does not believe that it is necessary to have the non-binding vote on executive compensation occur every year.   The Board believes that a vote once every two years will allow stockholders the time needed to properly assess the impact of changes made in the Company's executive compensation program in response to stockholder votes on executive compensation. The Board of Directors also notes that it incurs costs to have an additional item on the agenda. In the interests of saving costs, the Board recommends that the non-binding vote on executive compensation occur only once every two years.

As provided in the Dodd-Frank Act, this vote will not be binding on the Board of Directors and may not be construed as overruling a decision by the Board, creating or implying any change to the fiduciary duties of the Board or any additional fiduciary duty by the Board or restricting or limiting the ability of stockholders to make proposals for inclusion in proxy materials related to executive compensation.

Recommendation and Vote

In voting on the frequency of the non-binding say-on-pay resolution, stockholders may vote to have the vote occur every one, two or three years or abstain from voting.  The option which receives a plurality of votes from stockholders will be deemed to be the option selected by stockholders.  On this matter, abstentions and broker non-votes will have no effect on the outcome.

The Board of Directors unanimously recommends that stockholders vote to have the non-binding vote on executive compensation occur every two years.

PROPOSAL 4

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has engaged Grant Thornton LLP (“Grant Thornton”) to serve as the Company's independent registered public accounting firm in connection with the audit for the fiscal year ended December 31, 2012 and the review of the Company's financial statements for the quarters ended March 31, 2013, June 30, 2013, and September 30, 2013.  Grant Thornton has served as the Company's registered public accounting firm since its acquisition of CCR LLP in December 2011.  CCR LLP, formerly known as Carlin, Charon & Rosen LLP, served as the Company's registered public accounting firm from February 2006 until its acquisition by Grant Thornton.

Although ratification is not required, the Board is submitting the selection of Grant Thornton to its stockholders for ratification as a matter of good corporate practice. If the selection is not ratified by stockholders, the Audit Committee will consider the results in connection with its selection of auditors for the balance of 2013. Notwithstanding the ratification of the selection, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time if it determines that such a change would be in the Company's best interest and the best interest of its stockholders.

The Audit Committee, prior to engaging Grant Thornton, considered the qualifications of that firm, its reputation for integrity, competence in the fields of accounting and auditing and its independence.

The Company has been informed that neither Grant Thornton nor any of its partners have any direct financial interest or any material indirect financial interest in the Company nor have had any connection during the past three years with the Company in the capacity of promoter, underwriter, voting trustee, director, officer or employee. A representative of Grant Thornton is expected to be present at the Annual Meeting, to make a statement if so desired, and to respond to any appropriate questions.

Recommendation and Vote

To be approved the ratification of the appointment of Grant Thornton requires the affirmative vote of the majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote thereon.

The Board of Directors recommends that stockholders vote FOR the ratification of the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm.

PROPOSAL 5

AUTHORIZATION TO ADJOURN THE ANNUAL MEETING
General

If, at the Annual Meeting, the number of shares of common stock, present in person or by proxy, is insufficient to constitute a quorum or the number or shares of common stock voting in favor is insufficient to approve any of the proposals, namely, to re-elect the two director nominees to the Board of Directors, to approve a non-binding advisory vote on executive compensation, to approve the advisory vote on the frequency of advisory votes on executive compensation, and/or the ratification of the independent registered public accounting firm, management may determine to move to adjourn the Annual Meeting to a later date or dates, if necessary, in order to enable the Board of Directors to solicit additional proxies.  In that event, we will ask our stockholders to vote only upon the adjournment proposal and not the remaining proposals.

In this proposal, we are asking you to grant discretionary authority to the holder of any proxy solicited by the Board of Directors so that such holder can vote in favor of the proposal to adjourn the Annual Meeting to a later date or dates, if necessary, to solicit additional proxies.  If our stockholders approve the adjournment proposal, we could adjourn the Annual Meeting, and any adjourned session of the Annual Meeting, and use the additional time to solicit additional proxies, including the solicitation of proxies from stockholders who have previously voted. Among other things, approval of the adjournment proposal could mean that, even if we had received proxies representing a sufficient number of votes against any of the proposals to defeat the proposal, we could adjourn the Annual Meeting without a vote on the election of directors and ratification of accountants and seek to convince the holders of those shares to change their votes in favor of the proposals.

Generally, if the Annual Meeting is adjourned, no notice of the adjourned meeting is required to be given to stockholders, other than announcement at the Annual Meeting of the place, date and time to which the meeting is adjourned.  However, the Company’s By-laws provide that if the adjournment or adjournments are for more than 30 days, or if after adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting will be given to each stockholder of record entitled to vote at the adjourned meeting.

Recommendation and Vote

To be approved, the adjournment proposal requires the affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting, whether or not a quorum is present. Abstentions and broker non-votes will not affect the vote on the adjournment proposal.

The Board of Directors recommends that stockholders vote FOR the proposal to authorize the Board of Directors to adjourn the Annual Meeting of stockholders to allow time for the further solicitation of proxies.

ADDITIONAL INFORMATION

Stockholder Proposals and Submissions

Stockholders are entitled to submit proposals on matters appropriate for stockholder action and have that proposal included in the Company's proxy statement consistent with the Company’s By-laws and the regulations of the SEC.  Should a stockholder intend to present a proposal at the 2014 Annual Meeting and have that proposal included in the Company's proxy statement, it must be received by the Secretary of the Company c/o Arrhythmia Research Technology, Inc., 25 Sawyer Passway, Fitchburg, MA 01420, not later than 90 nor earlier than 120 days prior to the anniversary of the previous year’s annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or the annual meeting is scheduled to be held on a date more than 30 days prior to or delayed by more than 60 days after such anniversary date, notice by the stockholder in order to be timely must be received not later than the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made including through public filings.  For nominations by a stockholder relating to a special meeting of stockholders called for the purpose of electing directors, the stockholder must have given written notice, either by personal delivery or by mail not later than the close of business on the 10th day following the day on which public announcement of the date of the meeting is first made by the Company.

The notice must set forth as to each matter the stockholder proposes to bring before the annual meeting:

•	a brief description of the business desired to be brought before the annual meeting, the text of the proposal or business and the reasons for conducting such business at the annual meeting;

•	any material interest of the stockholder in such business; and as to the stockholder giving the notice;

•	the name and record address of the stockholder;

•
a description of all arrangements or understandings between the stockholder and any other person or persons (naming the person) in connection with the proposal of such business by the stockholder and any material interest of the stockholder in such business;

•
the class, series and number of shares of capital stock of the Company which are owned beneficially and of record by the stockholder and by the beneficial owner, if any, on whose behalf the proposal is made; and

•
a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business.

Any proposal of a stockholder intended to be presented at the Company’s next annual meeting of stockholders and included in the proxy statement and form of proxy for that meeting must be received by the Company no later than July 1, 2014.

A copy of the relevant By-law provisions containing the requirements for making stockholder proposals may be obtained by contacting the Company's Secretary at the executive offices of the Company.

No Incorporation by Reference

In the Company’s filings with the SEC, information is sometimes “incorporated by reference.”  This means that we are referring you to information that has previously been filed with the SEC and the information should be considered as part of the filing.  Based on SEC regulations, the “Audit Committee Report” and the “Compensation Committee Procedures,” specifically are not incorporated by reference into any other filings with the SEC.  In addition, this proxy statement includes website addresses. These website addresses are intended to provide inactive, textual references only. The information on these websites is not part of this proxy statement.

Householding of Proxy Statements

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual report or Notice of Internet Availability of Proxy Materials with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report or Notice of Internet Availability of Proxy Materials addressed to those stockholders.  This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokers with account holders who are our stockholders may “household” our proxy materials.  In that event, a single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders.  Once you have received notice from your broker that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent.  If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report or Notice of Internet Availability of Proxy Materials, please notify your broker and the Company's Secretary in writing at 25 Sawyer Passway, Fitchburg, MA 01420 or by telephone at (978) 345-5000.  You can also obtain at copy at www.CSTPROXY.COM/ARTHRT/2013. The Company will promptly deliver, without charge, an additional copy of any such proxy statement and annual report or Notice of Internet Availability upon request. Stockholders who currently receive multiple copies of the proxy materials at their address and would like to request householding of their communications should contact their broker.

Other Proposed Action

The Board of Directors does not intend to bring any other matters before the Annual Meeting, nor does the Board of Directors know of any matters which other persons intend to bring before the Annual Meeting.  If, however, other matters not mentioned in this proxy statement properly come before the Annual Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with the recommendation of the Board of Directors.

By Order of the Board of Directors,
ARRHYTHMIA RESEARCH TECHNOLOGY, INC.
/s/ Derek T. Welch
Derek T. Welch
Secretary

Fitchburg, Massachusetts
June 28, 2013

APPENDIX I

ARRHYTHMIA RESEARCH TECHNOLOGY, INC.

This proxy is solicited by the Board of Directors

for the Annual Meeting of Stockholders to be held on

August 15, 2013

The undersigned stockholder acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement, each dated June 28, 2013, and hereby appoints Judith A. Lucier and David A. Garrison, or either of them, proxies for the undersigned, with full power of substitution, to vote all of the undersigned's shares of common stock of Arrhythmia Research Technology, Inc. (the “Company”) at the Annual Meeting of Stockholders of the Company to be held at Four Points Sheraton, 99 Erdman Way, Leominster, Massachusetts
, on August 15, 2013 at 10:00 a.m., local time, and at any adjournments or postponements thereof.

1. To re-elect two Class III directors to hold office for three years until the 2016 annual meeting and until their successors are duly elected and qualified.

☐	VOTE FOR ALL NOMINEES	or	☐	VOTE WITHHELD FOR THE NOMINEES
☐	VOTE FOR ALL NOMINEES except as noted below

Nominee exception(s):
Patrick L. Muldoon    Paul F. Walter

2.    To approve a non-binding advisory vote on executive compensation.

☐	VOTE FOR	☐	VOTE AGAINST	☐	ABSTAIN

3.    To approve the advisory vote on the frequency of advisory votes on executive compensation.

☐	THREE YEARS	☐	TWO YEARS	☐	ONE YEAR	☐	ABSTAIN

4.    To ratify the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm.

☐	VOTE FOR	☐	VOTE AGAINST	☐	ABSTAIN

5.    Authorization to adjourn the Annual Meeting.

☐	VOTE FOR	☐	VOTE AGAINST	☐	ABSTAIN

6.    Other Matters

In their discretion, to vote with respect to any other matters that may come before the Annual Meeting or any adjournment thereof, including matters incident to its conduct.

Please sign and date on the reverse side.

The Board of Directors recommends a vote FOR the nominees and proposals above and if no specification is made, the shares will be voted for such nominees and proposals.

PLEASE SIGN AND DATE.
Dated _____________, 2013

Signature

Printed Name

Signature

Printed Name

(Joint Owners Should Each Sign, Attorneys-in-Fact, Executors, Administrators, Custodians, Partners, or Corporate Officers Should Give Their Full Title.)

Signature should agree with name printed hereon.  If stock is held in the name of more than one person, EACH joint owner should sign.  Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign.  Attorneys should submit powers of attorney.

PLEASE DATE, SIGN AND RETURN THIS PROXY
NO POSTAGE NECESSARY IF MAILED IN THE UNITED STATES